EXHIBIT 10.2

MILLER INVESTMENTS, LLC                                         6785666978  p. 1
Oct 25 07 03:41p

                        MODIFICATION AND WAIVER AGREEMENT

This Modification Agreement ("Agreement") dated as of October 25, 2007 is entered into by and among Dynamic Leisure Corporation, a Minnesota corporation (the "Company") and Miller Investments, LLC ("Miller").

WHEREAS, the Company issued to Miller a promissory note dated May 1, 2007 in the principal amount of up to $300,000 (the "Note") convertible into Common Stock of the Company;

WHEREAS, the Company and Miller desire to amend the terms of the Note on the terms set forth herein; NOW THEREFORE, in consideration of the .mutual covenants and other agreements contained in this Agreement, the Company and Miller hereby agree as follows:

         1. All the capitalized terms employed herein shall have the meanings attributed to them in the Note.

         2. The Note is amended as follows:

                  (a) The Maturity Date of the Note is hereby extended to December 1, 2007.

                  (b) Interest shall accrue and be payable on any conversion date or the Maturity Date.

         3. Miller waives its right to exercise any of the remedies and rights available to them for Events of Default existing as of the date hereof and the payment of liquidated or other damages related thereto.

         4. In consideration for the foregoing, the Company agrees to issue to Miller an aggregate of 150,000 shares of the Company's restricted common stock which is to be issued within seven business days of the signing of this Agreement.

         5. All other terms and conditions of the Note, including the accrual of regular interest shall remain in full force and effect and payable.

         6. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

         7. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

MILLER INVESTMENTS, LLC                             DYNAMIC LEISURE CORPORATION


By: /s/ Kevin Miller                                By: /s/ Daniel G. Brandano
Its: Managing Member                                Its: Chairman & CEO